UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 28, 2004


                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-11392

        South Carolina                                    57-0525804
        --------------                                    ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                               70 Commerce Center
                        Greenville, South Carolina 29615
                        --------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number (including area code): (864) 288-8877


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

(c)    Exhibits.

       Exhibit Number                 Exhibit
       --------------                 -------

       99.1                           Press Release dated July 28, 2004


Item 12.    Results of Operations and Financial Condition.

On July 28, 2004, Span-America Medical Systems, Inc. ("SPAN") issued a press release announcing financial information for its third quarter ended July 3, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SPAN-AMERICA MEDICAL SYSTEMS, INC.



                                             /s/ Richard C. Coggins
                                             -----------------------------------
                                             Richard C. Coggins
                                             Chief Financial Officer


Dated:  July 28, 2004

                                INDEX TO EXHIBITS


Exhibit Number                       Exhibit
--------------                       -------

99.1                                 Press Release dated July 28, 2004 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.